EXHIBIT10.1

BUSINESS LOAN AGREEMENT

Principal $20,000,000.00	Loan Date 12-31-2003	Maturity 12-31-2005	Loan No 56545560001	Call/Coll	Account	Officer 783	Initials

References in the shaded area are for Lender ’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:

Arena Resources, Inc. (TIN:73-1596109)

Lender:

Bank of Oklahoma, N.A.

4920 S. Lewis Street, Suite 107

Energy Department – 8th Floor

Tulsa, OK  74105-5170

P.O. Box 2300

Tulsa, OK  74192

THIS BUSINESS LOAN AGREEMENT dated December 31, 2003,Is made and executed between Arena Resources, Inc.

(“Borrower ”)and Bank of Oklahoma, N.A.(“Lender ”)on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations,

including those which may be described on any exhibit or schedule attached to this Agreement (“Loan ”).Borrower understands and agrees that:(A)in granting, renewing or extending any Loan, Lender is relying upon Borrower ’s representations, warranties, and agreements as set forth in this Agreement;(B)the granting, renewing, or extending of any

Loan by Lender at all times shall be subject to Lender ’s sole judgment and discretion; and (C)all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM .This Agreement shall be effective as of December 31,2003, and shall continue in full force and effect until such time as all of Borrower ’s Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys ’ fees, and other fees and charges, or until December 31,2005.

CONDITIONS PRECEDENT TO EACH ADVANCE .Lender ’ s obligation to make the initial Advance and each subsequent

Advance under this Agreement shall be subject to the fulfillment to Lender ’ s satisfaction of all of the conditions set forth in this

Agreement and in the Related Documents.

Loan Documents .Borrower shall provide to Lender the following documents for the Loan:(1)the Note;(2)together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender ’ s counsel.

Borrower ’ s Authorization .Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition,

Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses .Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties .The representations and warranties set forth in this Agreement, in the Related Documents,

and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization .Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and In good standing under and by virtue of the laws of the State of Nevada. Borrower is duly authorized to transact business in

Borrower maintains an office at 4920 S. Lewis Street, Suite 107,Tulsa,OK 74105-5170.Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral, Borrower will notify Lender prior to any change in the location of Borrower ’ s state of organization or any change in Borrower ’ s name.

Assumed Business Names .Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

Authorization. Borrower ’ s execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1)any provision of (a)Borrower ’ s articles of incorporation or organization, or bylaws, or (b)any agreement or other

Instrument binding upon Borrower or (2)any law, governmental regulation, court decree, or order applicable to Borrower or to

Borrower ’s properties.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower ’s financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower ’s properties free and clear of all liens and security interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower ’s properties are titled in Borrower ’ s legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5)years.

AFFIRMATIVE COVENANTS ,Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect,

Borrower will:

Notices of Claims and Litigation ..Promptly inform Lender in writing of (1)all material adverse changes in Borrower ’s financial condition, and (2)all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records .Maintain its books and records In accordance with accounting principles acceptable to Lender, applied on a consistent basis, and permit Lender to examine and audit Borrower ’s books and records at all reasonable times.

Financial Statements. Furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than one-hundred-twenty (120) days after the end of each fiscal year, Borrower ’ s balance sheet and Income statement for the year ended, audited by a certified public accountant satisfactory to Lender.

Interim Statements .As soon as available, but in no event later than sixty (60) days after the end of each fiscal quarter,

Borrower ’s balance sheet and profit and loss statement for the period ended, prepared by Borrower.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

Financial Covenants and Ratios .Comply with the following covenants and ratios:

Working Capital Requirements .Other Working Capital requirements are as follows:1.

Current Ratio shall not be less than 1.0x.2.EBITDA to Interest must exceed Box on a quarterly basis.

Loan No:5654556000 ’1

BUSINESS LOAN AGREEMENT

(Continued)Page 2

Tangible Net Worth Requirements. Maintain a minimum Tangible Net Worth of not less than:$6,000,000.00.

Other Requirements.

1.Subject to Semi-annual Borrowing Base redeterminations.

2.Proceeds from sale of assets must be used to pay-down debt.

3.Limitation of liens and restrictions on additional indebtedness.

4.Debt to stockholders to be subordinated to Bank of Oklahoma, N.A.

Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with accounting principles acceptable to Lender, applied on a consistent basis, and certified by Borrower as being true and correct,

Loan Proceeds .Use all Loan proceeds solely for Borrower ’ s business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind arid nature, imposed upon Borrower or its properties,

income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower ’s properties, income, or profits.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify

Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect,

of all governmental authorities applicable to the conduct of Borrower ’ s properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act, Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender ’s sole opinion, Lender ’ s interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender ’ s Interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower ’ s other properties and to examine or audit Borrower ’ s books, accounts, and records and to make copies and memoranda of Borrower ’ s books, accounts, and records. If Borrower now or at any time hereafter maintains any records

(including without limitation computer generated records and computer software programs for the generation of such records)in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower ’s expense.

LENDER ’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender ’ s interest in the

Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, Including but not limited to Borrower ’s failure to discharge or pay when due any amounts Borrower. is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower ’ s behalf may (but shall not be obligated to)take any action that Lender deems appropriate on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note or at the highest rate authorized by law, from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender ’s option, will (A)be payable on demand;(B)be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1)the term of any applicable insurance policy or (2)the remaining term of the Note; or (C)be treated as a balloon payment which will be due and payable at the Note ’ s maturity. If Lender is required by law to give Borrower notice before or after Lender makes an expenditure, Borrower agrees that notice sent by regular mail at least five (6)days before the expenditure is made or notice delivered two (2)days before the expenditure is made is  sufficient, and that notice within sixty (60)days after the expenditure is made is reasonable.

NEGATIVE COVENANTS .Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not,

without the prior written consent of Lender;

Indebtedness and Liens.(1)Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases,(2)sell,

transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower ’s assets (except as allowed as

Permitted Liens), or (3)sell with recourse any of Borrower ’s accounts, except to Lender.

Continuity of Operations.(1)Engage in any business activities substantially different than those in which Borrower is presently engaged,(2)cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change Its name,

dissolve or transfer or sell Collateral out of the ordinary course of business, or (3)pay any dividends on Borrower ’s stock (other than dividends payable in its stock),provided, however that notwithstanding the foregoing; but only so long as no Event of

Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a “Subchapter S

Corporation ” (as defined in the Internal Revenue Code of 1986,as amended),Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower ’ s stock, or purchase or retire any of Borrower ’ s outstanding shares or alter or amend Borrower ’ s capital structure.

Loans, Acquisitions and Guaranties.(1)Loan, invest in or advance money or assets to any other person, enterprise or entity,

(2)-purchase, create or acquire any interest in any other enterprise or entity, or (3)incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements. Borrower will not enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower ’s obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan advances or to disburse Loan proceeds if:(A)Borrower or any guarantor is in default under the terms of this Agreement or any other agreement that Borrower or any guarantor has with Lender;(8)Borrower or any guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt;(C)there occurs a material adverse change in Borrower ’s financial condition, in the financial condition of any guarantor, or in the value of any collateral securing any Loan; or (D)any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor ’ s guaranty of the Loan or any other loan with Lender; or (E)Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

RIGHT OF SETOFF .To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower ’ s accounts with

Lender (whether checking, savings, or some other account).This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts,„

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Loan No:58545560009

BUSINESS LOAN AGREEMENT

(Continued)Page 3

Payment Default. Borrower fails to make any payment when due under the Loan.

Other Default .Borrower fails to comply with any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents.

Default In Favor of Third Parties. Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower ’ s property or Borrower ’ s ability to repay the Loans or perform Borrower ’s obligations under this Agreement or any related document.

False Statements. Any representation or statement made by Borrower to Lender is false in any material respect.

Insolvency. The dissolution or termination of Borrower ’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part .of Borrower ’ s property, any assignment for the ‘benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding,

self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the

Indebtedness.

Change In Ownership. Any change in ownership of twenty-five percent (25%)or more of the common stock of Borrower.

Insecurity. Lender in good faith believes itself insecure.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements),and, at Lender ’s option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described In the

“Insolvency ” subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender ’ s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender ’s right to declare a default and to exercise its rights and remedies.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of

America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform

Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in affect on the date of this Agreement:

Advance. The word “Advance ” means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower ’ s behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement. The word “Agreement ” means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower .The word “Borrower ” means Arena Resources, Inc. and includes all co-signers and co-makers signing the Note.

Collateral. The word “Collateral ” means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor ’ s lien, equipment trust, conditional sale, trust receipt, lien; charge, lien or title retention contract, lease or consignment Intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Event of Default. The words “Event of Default ” mean any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word “GAAP ” means generally accepted accounting principles.

Grantor .The word “Grantor ” means each and all of the persons or entities granting a Security Interest in any Collateral for the

Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word “Guarantor ” means any guarantor, surety, or accommodation party of any or all of the Loan.

Guaranty. The word “Guaranty ” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Indebtedness. The word “Indebtedness ” means the indebtedness evidenced by the Note or Related Documents, Including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this

Agreement or under any of the Related Documents.

Lender. The word “Lender ” means Bank of Oklahoma, N.A., its successors and assigns.

Loan. The word “Loan ” means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note. The word “Note ” means the Note executed by Arena Resources, Inc. in the principal amount of $20,000,000.00 dated

December 31,2003,together with all renewals of, extensions of, modifications of, refinancings of,consolidations of,and substitutions for the note or credit agreement.

Loan No:56545560001

BUSINESS LOAN AGREEMENT

(Continued)Page 4

Permitted Liens, The words “Permitted Liens ” mean (1)liens and security interests securing Indebtedness owed by Borrower to Lender;(2)liens for taxes, assessments, or similar charges either not yet due or being contested in good faith;(3)liens of material men, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent;(4)purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this

Agreement or permitted to be incurred under the paragraph-of this Agreement titled “Indebtedness and Liens ”;(5)liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6)

those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower ’s assets.

Related Documents. The words “Related Documents ” mean all promissory notes, credit agreements, loan agreements,

environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed In connection with the Loan.

Tangible Net Worth. The words “Tangible Net Worth ” mean Borrower ’s total assets excluding all intangible assets (i.e.,

goodwill ,trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements)less total debt.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT

AND BORROWER AGREES TO ITS TERMS.THIS BUSINESS LOAN AGREEMENT IS DATED DECEMBER 31,2003.

BORROWER:

ARENA RESOURCES,INC.

By:

Stanley M. McCabe,

Secretary/Treasurer of

Arena Resources, Inc.

LENDER:

Bank of Oklahoma, N.A.

By:

Authorized Signer

PROMISSORY NOTE

Principal $20,000,000.00	Loan Date 12-31-2003	Maturity 12-31-2005	Loan No 56545560001	Call/Coll	Account	Officer 783	Initials

References in the shaded area are for Lender ’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:

Arena Resources, Inc. (TIN:73-1596109)

Lender:

Bank of Oklahoma, N.A.

4920 S. Lewis Street, Suite 107

Energy Department – 8th Floor

Tulsa, OK  74105-5170

P.O. Box 2300

Tulsa, OK  74192

PROMISE TO PAY .Arena Resources, Inc.(“Borrower ”)promises to pay to Bank of Oklahoma, N.A.(“Lender ”/,or order, In lawful money of the United States of America, the principal amount of Twenty Million &00/100 Dollars (820,000,000.00)or so

much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan In one payment of all outstanding principal plus all accrued unpaid Interest on

December 31,2005.In addition, Borrower will pay regular monthly payments of all accrued unpaid Interest due as of each payment date, beginning January 37,2004,with all subsequent Interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid

Interest; then to principal; and then to any unpaid collection costs. The annual interest rate for this Note is computed an a

385/380 basis; that Is, by applying the ratio of the annual Interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance Is outstanding. Borrower will pay Lender at

Lender ’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the JP Morgan Chase Bank Prime Rate (the “Index ”).The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower ’s request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based an other rates as welt. The index currently to

4.000%per annum. The Interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.000 percentage point over the Index, resulting In an Initial rate of 5.000%per annum. NOTICE: Under no circumstances will the interest rate on this

Note be more than the maximum rate allowed by applicable law.

PREPAYMENT .Borrower agrees that all loan fees and ether prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default),except as otherwise required by law.

Except for the foregoing, Borrower may pay without penalty all or a portion of the amount awed earlier than it (s due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower ’s obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked

“paid in full ”,“without recourse ”,or similar language. If Borrower sends such a payment, Lender may accept it without losing any of

Lender ’ s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full ” of the amount owed or that is tendered with ether conditions or limitations or as full satisfaction of a disputed amount must be mailed yr delivered to: Bank of Oklahoma, N.A., P.O. Box 268800 Oklahoma City, OK 73126-8800.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate an this Note to 18.000%per annum. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default (“Event of Default ”)under this Note:

Principal Loan Date Maturity Loan No Call /Coll Account Officer Initials

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults .Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this

Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default In Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement,

purchase or sales agreement, or any other agreement, in favor of any other creditor yr person that may materially affect any of

Borrower ’s property or Borrower ’s ability to repay this Note or perform Borrower ’s obligations under this Note or any of the related documents.

False Statements .Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower ’ s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower ’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower ’ s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding,

self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower ’ s accounts, including deposit accounts, with Lender.

However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity yr reasonableness of the claim which is the basis of the creditor yr forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender movies or a surety bond for the creditor or. forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor .Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note,

Change In Ownership. Any change in ownership of twenty-five percent (25%)or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower ’s financial condition, or Lender believes the prospect of payment yr performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

LENDER ’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS ’ FEES;;EXPENSES .Lender may hire or pay someone else to help collect this Note if Borrower does not pay.

Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender ’s attorneys ’ fees and

Lender ’ s legal expenses, whether or oat there is a lawsuit, including without limitation all attorneys ’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction),and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial In any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by, construed and enforced In accordance with federal law and the laws of the

State of Oklahoma. This Note has been accepted by Lender In the State of Oklahoma.

DISHONORED ITEM FEE ..Borrower will pay a fee to Lender of $23.00 If Borrower makes a payment an Borrower ’ s loan and the check or other payment order including any preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF .To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower ’ s accounts with

Loan No:56545560001

PROMISSORY NOTE

(Continued)Page 2

COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security agreement listed herein, all the terms and conditions of which are hereby incorporated and made a part of this Note: oil and gas mortgages to lender dated January 31,2003 and December 31,2003.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from

Borrower ’s counts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests confirmed in writing. Borrower agrees to be liable for all sums either: (A)advanced in accordance with the

Instructions of an authorized person or (B) credited to any of Borrower ’s accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender ’ s internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if:(A)Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note;(B)Borrower or any guarantor ceases doing business or is insolvent;(C)any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor ’ s guarantee of this Note or any other loan with Lender;(D)Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E)Lender in good faith believes itself insecure.

PAYMENTS.PAYMENTS SHOULD BE REMITTED TO: Bank of Oklahoma, P.O. Box 268800, Oklahoma City, OK 73126-

8800

PRIOR NOTE .Renewal of RLOC #56545560001 .

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower ’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES .Please notify us if we report any inaccurate information about your account(s)to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies)should be sent to us at the following address: Bank of Oklahoma, N.A. P.O. Box 2864 Tulsa, OK 74101-

28644

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of Its rights or remedies under this Note without losing them.

Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time)this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender ’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE,BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE,

INCLUDING THE VARIABLE INTEREST RATE PROVISIONS.BORROWER AGREES TO THE TERMS OF THE

NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

ARENA RESOURCES,INC.

By:/s/Stanley M. McCabe

Stanley M.McCabe, Secretary/Treasurer of

Arena Resources, Inc.